SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  June 26, 2002
                                  -------------
                                 Date of Report
                        (Date of Earliest Event Reported)

                           Milinx Business Group, Inc.

             (Exact Name of Registrant as Specified in its Charter)

                                  P-O Box 5126
                               Danville, CA 94526
                    (Address of principal executive offices)

                                  925-736-3413
                                  ------------
                          Registrant's telephone number



       Delaware                      000-26421                    91-1954074
------------------------       ----------------------          -----------------
(State of Incorporation)      (Commission File Number)        (I.R.S. Employer)


ITEM 5. OTHER EVENTS

On June 1, 2002 the Board of directors met. To better position the Company in the current financial markets the board nominated two directors selected from the ranks of the shareholders. Robert A. (Tony) Zielinski and Joseph Edmonds,two long term Milinx shareholders, were unanimously approved as directors of the Company.

ITEM 6. RESIGNATION OF OFFICERS AND DIRECTORS

In order to allow the shareholders to make unbiased and independent decisions relative to the future options and directions for the Company and in order to allow the shareholder controlled board to appoint its own management team the following individuals resigned their positions as officers and directors of the Company and all of its subsidiaries.

Effective July 8, 2002 Thomas W. Loker resigns his position as Chairman of the Board, President and COO, Michael A. Shiffman resigns his position as interim Secretary and Jackson Brown resigns his positions as Director, Vice President - Sales and Marketing and Director of Milinx Business Services.

Messrs. Loker and Shiffman will continue to offer their services to the Company as independent consultants to the Board of Directors.


FORWARD LOOKING INFORMATION

This document contains forward-looking statements that involve a number of risks and uncertainties. A forward looking statement is usually identified by our use of certain terminology, including "believes," "expects," "may," "will," "should," "could," "seeks," "pro forma," "anticipates" or "intends" or by discussions of strategy or intentions.

Forward looking statements: This document may contain statements about expected future events and financial results that are forward looking in nature, and, as a result, are subject to certain risks and uncertainties, including statements on the Companies September 19, 2001 conference call, general economic and business conditions, and specific conditions affecting our sector, including pricing pressures and declining prices; our ability to access capital Markets to ensure financial liquidity; competition; the inability to attract and retain our anticipated customer base; changes in business strategy or development plans; the ability to attract and retain qualified personnel; and other factors. Actual Results may differ materially from those projected by management. For such statements, we claim the safe harbor for "forward looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995.

Information about management's view of Milinxs' future expectations, plans and prospects that constitute forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995 including statements on the Companies September 19, 2001 conference call. Actual results may differ materially from those indicated by these forward-looking statements as a result of a Variety of factors including, but not limited to, the doubt as to Milinx's ability to restructure as a going concern, risks associated with efforts to restructure the obligations of Milinx including risks associated with efforts to obtain Equity or other financing, risks associated with actions commenced by Milinx and its subsidiaries to receive equitable relief from the Courts for damages and the value of its Intellectual Property. Competitive developments, risks associated with Milinxs' growth, and other factors. Milinx assumes no obligation to update these forward-looking statements to reflect actual results, changes in assumptions or changes in factors affecting such forward-looking statements.

In addition, forward looking statements depend upon assumptions, estimates and dates that may not be correct or precise and involve known and unknown risks, uncertainties and other factors including statements on the Companies September 19, 2001 conference call. Any financial information in this release is based on unaudited and incomplete information. Accordingly, a forward-looking statement in this document is not a prediction of future events or circumstances, and those future events or circumstances may not occur. Given these uncertainties, you are warned not to rely on the forward-looking statements. Neither we nor any other person assumes responsibility for the accuracy and completeness of these statements. Except for ongoing obligations under the federal securities laws to disclose all material information to investors, we are not undertaking any obligation to update these factors or to publicly announce the results of any changes to our forward looking statements due to future events or developments.

For more information, please contact:

Milinx Business Group Inc.
3827 -1001 Fourth Avenue
Seattle Washington
98154
Phone 206-621-7032 (9 AM - 5 PM PT)
Fax 206-621-7035

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





 MILINX BUSINESS GROUP, INC.                             DATE

/s/ Michael Shiffman                                 June 26, 2002
 ------------------------------------         ---------------------------
 Michael Shiffman, Corporate Secretary